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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 11, 1997



                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)



             TEXAS                      333-25257             75-2441557
  (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)


      275 W. PRINCETON DRIVE
        PRINCETON, TEXAS                                          75407
(Address of Principal Executive Offices)                        (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On October 11, 1997, the registrant, HORIZON Pharmacies, Inc.
("Registrant"), acquired substantially all of the assets of Kenn's Pharmacy, Inc. ("Kenn's Pharmacy") comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with Kenn's Pharmacy and its President, Kenn Volpato.

    Prior to this transaction, no material relationships existed between Kenn's Pharmacy and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

    The consideration for the acquisition consisted of (i) $150,000 cash; (ii) 9,035 shares of the Registrant's common stock, par value $.01 per share; and
(iii) a promissory note in the amount of $247,167.66 payable over 72 months in equal monthly installments bearing interest at 8.5% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

    The Registrant intends to continue the retail pharmacy operations of Kenn's Pharmacy under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of Kenn's Pharmacy and has secured a valid New Mexico license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         See (a) above.

    (c)  EXHIBITS.

         The following exhibits are filed with this report:

Exhibit No.        Name of Exhibit
-----------        ---------------

    2 Purchase Agreement dated October 17, 1997 by and between Kenn's Pharmacy, Inc. and HORIZON Pharmacies, Inc.


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                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: October 24, 1997                 By: /s/ Ricky D. McCord
                                           ----------------------------------
                                           Ricky D. McCord, President


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                                  INDEX TO EXHIBITS


                                                                Appears at
Exhibit                                                         Sequentially
Number        Description                                       Numbered Page
------        -----------                                       -------------

  2           Purchase Agreement dated October 11, 1997 by and       5
              between Kenn's Pharmacy, Inc.and HORIZON
              Pharmacies, Inc.


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